UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report
(Date of earliest event reported):
March 13, 2014

                              Sotheby’s
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue New York, NY		10021
(Address of principal executive offices)		(Zip Code)

(212) 606-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  As previously disclosed in Sotheby’s preliminary proxy statement filed in connection with its 2014 annual meeting of stockholders (the “Annual Meeting”), directors Steven B. Dodge and Michael I. Sovern will be retiring from the Sotheby’s board of directors (the “Board”) effective immediately prior to the Annual Meeting and will not be standing for reelection to the Board at the Annual Meeting.   On March 13, 2014, Mr. Dodge and Mr. Sovern each submitted a retirement letter to the Board in accordance with the foregoing.  These letters are attached as Exhibits 99.1 and 99.2 hereto.  The retirements of Mr. Dodge and Mr. Sovern are not due to any disagreement with Sotheby’s and are effective immediately prior to the 2014 Annual Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Letter from Steven B. Dodge to the Sotheby’s Board of Directors, dated March 13, 2014
99.2	Letter from Michael I. Sovern to the Sotheby’s Board of Directors, dated March 13, 2014

Important Additional Information

Sotheby’s, its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in connection with Sotheby’s 2014 Annual Meeting of Stockholders. Sotheby’s has filed a preliminary proxy statement and form of GREEN proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2014 Annual Meeting of the Stockholders and intends to file a definitive proxy statement as well.  SOTHEBY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING GREEN PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of Sotheby’s directors and executive officers and their respective interests in Sotheby’s by security holdings or otherwise, is set forth in Sotheby’s preliminary proxy statement for the 2014 Annual Meeting of Stockholders and other materials to be filed with the SEC. Additional information can also be found in Sotheby’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014.

These documents, including any proxy statement (and amendments or supplements thereto) and other documents filed by Sotheby’s with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at Sotheby’s investor relations website at http://investor.shareholder.com/bid/index.cfm.  Copies may also be obtained by contacting Sotheby’s Investor Relations by mail at 1334 York Avenue, New York, NY 10021 or by telephone at 800-700-6321 or 212-894-1023.

Forward-Looking Statements

This release contains certain “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of Sotheby’s. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. In addition to the considerations and factors referred to in this release and prior filings and releases, major factors which Sotheby’s believes could cause actual events to differ materially include, but are not limited to, the overall strength of the international economy and financial markets, political conditions in various nations, competition with other auctioneers and art dealers, the success of Sotheby’s risk reduction and margin improvement efforts, the amount of quality property being consigned to art auction houses, the marketability at auction of such property, the success of Sotheby’s future auction sales and the results and reception of Sotheby’s announced capital allocation and financial review and other initiatives, including but not limited to its cost reduction initiatives, review of its real estate portfolio and related alternatives and its plans and framework for returning capital to stockholders and optimizing its capital structure and financial policies. Please refer to Sotheby’s most recently filed Form 10-Q (and/or 10-K) and other filings for a more comprehensive list of material Risk Factors. Sotheby’s disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY’S

By:	/s/ Gilbert Klemann, II
Name:	Gilbert Klemann, II
Executive Vice President, Worldwide
General Counsel and Secretary

Date:	March 13, 2014

Exhibit Index

Exhibit No.	Description
99.1	Letter from Steven B. Dodge to the Sotheby’s Board of Directors, dated March 13, 2014
99.2	Letter from Michael I. Sovern to the Sotheby’s Board of Directors, dated March 13, 2014